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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 27, 2003



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)




        PENNSYLVANIA                     1-9718                  25-1435979
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


ONE PNC PLAZA, 249 FIFTH AVENUE, PITTSBURGH PENNSYLVANIA              15222
(Address of Principal Executive Offices)                            (Zip Code)



        Registrant's Telephone Number, Including Area Code (412)-762-2000




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ITEM 5. OTHER EVENTS

On October 27, 2003, PNC Funding Corp ("Funding") and The PNC Financial Services Group, Inc. (the "Corporation") entered into an Underwriting Agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the public offering by Funding of $600,000,000 aggregate principal amount of 5 1/4% Subordinated Notes due 2015 (the "Subordinated Notes") at a purchase price of 99.618% of their principal amount. The Subordinated Notes are guaranteed, as to payment of principal and interest, by the Corporation. The closing of the public offering of the Subordinated Notes occurred on November 3, 2003.

The Underwriting Agreement is attached to this Current Report on Form 8-K as
Exhibit 1.1.

The Subordinated Notes are being issued pursuant to a Registration Statement on Form S-3 (Nos. 333-69576 and 333-69576-01), initially filed with the Securities and Exchange Commission (the "SEC") on September 18, 2001, and declared effective on September 24, 2001. A Prospectus Supplement dated October 27, 2003 relating to the Subordinated Notes was filed with the SEC on October 29, 2003 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The form of the Subordinated Notes and the related Guarantees are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively.

ITEM 7. FINANCIAL STATEMENTS; PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

Exhibit 1.1 Underwriting Agreement, dated as of October 27, 2003, among PNC Funding Corp, The PNC Financial Services Group, Inc., and the underwriters named therein. (See Item 5).

Exhibit 4.1     Form of  Subordinated Notes. (See Item 5).

Exhibit 4.2     Form of Guarantees related to the Subordinated Notes.
                (See Item 5).





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE PNC FINANCIAL SERVICES
                                            GROUP, INC.
                                            (Registrant)


                                            By: /s/  Samuel R. Patterson
                                                -------------------------------
                                            Name:  Samuel R. Patterson
Date:  November 3, 2003                     Title: Controller




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                                  EXHIBIT INDEX


  EXHIBIT
  NUMBER        DESCRIPTION AND METHOD OF FILING
  ------        --------------------------------

Exhibit 1.1 Underwriting Agreement, dated as of October 27, 2003, among PNC Funding Corp, The PNC Financial Services Group, Inc., and the underwriters named therein, filed herewith. (See Item 5).

Exhibit 4.1     Form of Subordinated Notes, filed herewith.  (See Item 5).

Exhibit 4.2 Form of Guarantees related to the Subordinated Notes, filed herewith. (See Item 5).